SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 30, 2006

                                 LTX CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

            Massachusetts                             04-2594045
---------------------------------------  ---------------------------------------
           (State or other                          (IRS Employer
    jurisdiction of incorporation)               Identification No.)


825 University Avenue, Norwood, Massachusetts              02062
--------------------------------------------------------------------------------
  (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (781) 461-1000
--------------------------------------------------------------------------------

                 50 Rosemont Road, Westwood, Massachusetts 02090
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On August 30, 2006, LTX Corporation announced its financial results for the quarter ended July 31, 2006. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

         The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits

         (c)  Exhibits

              The following exhibit relating to Item 2.02 shall be deemed to be furnished, and not filed:

              99.1 Press Release entitled "LTX Announces Fourth Quarter and Fiscal Year Results" issued by the company on August 30, 2006.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 30, 2006     LTX Corporation

                           By:  /s/ Mark J. Gallenberger
                           ---------------------------------------------
                                 Mark J. Gallenberger
                                 Vice President & Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------
99.1 Press release entitled "LTX Announces Fourth Quarter and Fiscal Year Results" dated August 30, 2006